                                                                    EXHIBIT 99.1

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL
                                  CONDITION
                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated balance sheet of Dean Witter, Discover and Co. ("DWD") and the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") giving effect to the Merger as though it had been consummated on February 28, 1997 after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma condensed combined statement of financial condition. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in DWD's Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited consolidated interim financial statements contained in DWD's Quarterly Report on Form 10-Q for the period ended March 31, 1997, including the notes thereto,and the audited consolidated statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 1996 and the unaudited consolidated interim financial statements contained in Morgan Stanley's Quarterly Report on Form 10-Q for the period ended February 28, 1997, including the notes thereto. This unaudited pro forma condensed combined statement of financial condition is not necessarily indicative of the financial position that might have been achieved had the merger occurred as of March 31, 1997 nor is it necessarily indicative of financial position which may occur in the future.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                 (IN MILLIONS)

                                                           DWD           Morgan Stanley
                                                        Historical         Historical     Pro Forma     Pro Forma
                                                        March 31, 1997 February 28, 1997 Adjustments (a) Combined
                                                        --------------------------------------------    ----------
ASSETS
Cash and cash equivalents                                    $1,185           $4,488                      $5,673
Cash and securities deposited with clearing organizations
  or segregated under federal and other regulations           2,151            1,490                       3,641
Financial instruments owned:
  U.S. government and agency securities                         899           15,219                      16,118
  Other sovereign government obligations                          0           18,205                      18,205
  Corporate and other debt                                       40           17,905                      17,945
  Corporate equities                                          1,380           14,242                      15,622
  Derivative contracts                                            0           12,818                      12,818
  Physical commodities                                            0              287                         287
Securities purchased under agreements to resell               3,897           70,029                      73,926
Securities borrowed                                           4,731           50,394                      55,125
Receivables:
  Consumer loans (net of allowances of $819)                 21,148                0                      21,148
  Customers, net                                              2,881           10,368                      13,249
  Brokers, dealers and clearing organizations                     0            1,995                       1,995
  Fees, interest and other                                      828            2,524                       3,352
Other assets                                                  3,120            4,808                       7,928
                                                      ------------------------------------------        ----------
Total assets                                                $42,260         $224,772                    $267,032
                                                      ------------------------------------------        ----------


LIABILITIES AND STOCKHOLDERS' EQUITY
Commercial paper and other short-term borrowings             $4,381          $22,241                     $26,622
Deposits                                                      7,138                0                       7,138
Financial instruments sold, not yet purchased:
  U.S. government and agency securities                       1,624           13,991                      15,615
  Other sovereign government obligations                          0            8,355                       8,355
  Corporate and other debt                                       57            1,242                       1,299
  Corporate equities                                             15            8,762                       8,777
  Derivative contracts                                            0           11,006                      11,006
  Physical commodities                                            0               36                          36
Securities sold under agreements to repurchase                3,979           95,919                      99,898
Securities loaned                                             4,855           10,432                      15,287
Payables:
  Customers                                                   3,175           21,041                      24,216
  Brokers, dealers and clearing organizations                     0            4,113                       4,113
  Interest and dividends                                        148            1,244                       1,392
Other liabilities and accrued expenses                        3,738            2,425                       6,163
Long-term borrowings                                          7,690           16,470                      24,160
                                                      ------------------------------------------        ----------
                                                             36,800          217,277                     254,077
                                                      ------------------------------------------        ----------
Capital Units                                                     0              999                         999
                                                      ------------------------------------------        ----------
Commitments and contingencies

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                 (IN MILLIONS)

                                                             DWD        Morgan Stanley
                                                         Historical       Historical     Pro Forma      Pro Forma
                                                       March 31, 1997 February 28, 1997 Adjustments (a) Combined
                                                       --------------------------------------------    ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Stockholders' equity:
   Preferred stock                                                  0            1,027                    1,027
   Common stock                                                     3              164       (161)  (b)       6
   Paid-in capital                                              2,713              892        161   (b)   3,766
   Retained earnings                                            3,204            4,767       (264)  (b)   7,707
   Cumulative translation adjustments                               0              (14)                     (14)
                                                       --------------------------------------------    ----------
      Subtotal                                                  5,920            6,836       (264)       12,492

   Less:
      Stock compensation related deductions                         8               76                       84
      Common stock held in treasury, at cost                      452              264       (264)  (b)     452
                                                       --------------------------------------------    ----------
         Total stockholders' equity                             5,460            6,496          0        11,956
                                                       --------------------------------------------    ----------
Total liabilities and stockholders' equity                    $42,260         $224,772         $0      $267,032
                                                       --------------------------------------------    ----------


See Notes to the Unaudited Pro Forma Condensed Combined Statement of Financial Condition.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF FINANCIAL CONDITION

Note (a):  Basis of Presentation

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated balance sheet of DWD at March 31, 1997 with the historical consolidated statement of financial condition of Morgan Stanley at February 28, 1997. Certain amounts reflected in the historical statement of financial condition presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.

The unaudited pro forma condensed combined statement of financial condition excludes (i) the effect of any potential changes in revenues or any operating synergies which may be achieved upon combining the resources of the companies
(ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.

Transaction between DWD and Morgan Stanley are not material in relation to the unaudited pro forma condensed combined statement of financial condition and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. DWD and Morgan Stanley are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

In January 1997, DWD acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. In April 1997, Morgan Stanley announced the acquisition of the institutional global custody business of Barclays PLC. No pro forma effect has been given to these transactions as the effect is not material.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF FINANCIAL CONDITION

Note (b):  Pro Forma Adjustments

The pro forma adjustments to common stock, paid-in capital and retained earnings accounts at March 31, 1997 reflect (i) an exchange of 158.0 million shares of common stock, par value $1.00 per share of Morgan Stanley for 260.7 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of DWD and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of DWD common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.